SHORT-TERM LOANS	12 Months Ended
Dec. 31, 2021
SHORT-TERM LOANS
SHORT-TERM LOANS

13.   SHORT-TERM LOANS

In January 2021, for the purpose of acquisition of Loto Interactive, the Group entered into a loan agreement with Shanghai Bank, to borrow a loan for a period of six months, with an amount of HKD173,400 and a fixed interest rate of 6MHIBOR+200BPs per annum. The Company’s cash deposits in the amount of RMB155,000 has been pledged under the loan. By July 2021, the loan has been fully repaid.

In January 2021, the Company further entered into loan agreements with three third parties to borrow HKD11,000, RMB8,000 and RMB10,000, respectively, for no more than three months, with a fixed interest rate of 6% per annum. The loans have been fully repaid in March 2021, May 2021 and March 2021, respectively.

In March and May 2021, the Company further entered into loan agreements with a third party to borrow RMB5,000 for no more than three months, with a fixed interest rate of 6% per annum. In July 2021, the loans have been fully repaid.

13.   SHORT-TERM LOANS (continued)

In March and May 2021, the Company entered into a loan agreement and a pledge agreement for one year, pursuant to which the lender agreed to lend to the Company funds equal to approximately US$18,949, 70%of the current fair market value (the “Loan-to-Value Ratio”) of 350.00971804 bitcoins and 120 bitcoins, respectively, with a fixed interest rate of 3.25% per annum and 2% service fee. The Company pledged 17 additional bitcoins subsequently in May 2021 as requested by the lender. In May 2021, the loans have been fully settled by rendering the pledged bitcoins to the lender.